UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 20, 2011

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(408) 200-3040

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2011, the Board of Directors, or the Board, of EMRISE Corporation (the “Company”) increased the number of members of the Board from four (4) to seven (7) and elected Frank P. Russomanno as a Class I director.  Mr. Russomanno’s term shall begin on March 1, 2011 and shall end when the Class I directors are elected at the Company’s 2012 annual meeting.

Mr. Russomanno is a veteran executive with over 35 years of experience in global operations in the electronics and technology industries.  Mr. Russomanno was a former Vice Chairman and Chief Executive Officer of Imation Corp. (an NYSE-traded company).  Mr. Russomanno’s background and direct experience leading the operations of a large, diverse organization can be applied to helping the management of the Company.  Mr. Russomanno provides a range of skills and expertise gained as a senior manager and leader in such areas as sales, marketing and product and business development.

Mr. Russomanno has a Bachelor of Arts degree in history from Seton Hall University and has taken graduate courses at the University of Oklahoma and Monmouth College.

There is no arrangement or understanding between Mr. Russomanno and any other persons pursuant to which he was selected as a director.  Mr. Russomanno has not had, and will not have, a direct or indirect material interest in any transactions since the beginning of the Company’s last two fiscal years or in any currently proposed transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000, as contemplated under Items 404(a) and (d) of Regulation S-K.  There is no family relationship among the Company’s officers and directors and Mr. Russomanno.

Item 8.01               Other Events.

On January 20, 2011, the Company issued a press release to announce the Board’s election of Frank P. Russomanno as a Class I director.

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company regarding the election of Frank P. Russomanno to the Company’s Board of Directors, dated January 20, 2011.*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2011		EMRISE CORPORATION

	By:	/s/ Brandi L. Festa
Brandi L. Festa
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company regarding the election of Frank P. Russomanno to the Company’s Board of Directors, dated January 20, 2011.*

* Filed herewith.